Exhibit 99.1

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SIDLEY AUSTIN LLP

Thomas R. Califano (24122825)

Juliana L. Hoffman (24106103)

2021 McKinney Avenue, Suite 2000

Dallas, Texas 75201

Telephone:	(214) 981-3300
Facsimile:	(214) 981-3400
Email:	tom.califano@sidley.com
jhoffman@sidley.com

SIDLEY AUSTIN LLP

Stephen Hessler (admitted pro hac vice)

Anthony R. Grossi (admitted pro hac vice)

Jason L. Hufendick (admitted pro hac vice)

787 Seventh Avenue

New York, New York 10019

Telephone:	(212) 839-5300
Facsimile:	(212) 839-5599
Email:	shessler@sidley.com
agrossi@sidley.com
jhufendick@sidley.com

Proposed Attorneys for the Debtors
and Debtors in Possession

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

In re: CAREMAX, INC., et al.[1] Debtors.	Chapter 11 Case No. 24-80093 (MVL) (Jointly Administered)

GLOBAL NOTES FOR THE

NOVEMBER 2024 MONTHLY OPERATING REPORTS

On November 17, 2024, (the “Petition Date”) CareMax, Inc. and its affiliated debtors in the above-captioned chapter 11 cases (each a “Debtor” and, collectively, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11, United States Code, §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Texas (the “Court”).

1 A complete list of each of the Debtors in these Chapter 11 Cases may be obtained on the website of the Debtors’ proposed claims and noticing agent at https://cases.stretto.com/CareMax. The Debtors’ mailing address is 1000 NW 57 Court, Suite 400, Miami, Florida 33126.

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The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. The Chapter 11 Cases have been consolidated for procedural purposes only and are being jointly administered under case number 24-80093 (MVL).

1.
General Methodology: The Debtors are filing this monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements of the Debtors’ Chapter 11 Cases. The financial information contained herein is unaudited, limited in scope, and as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The MOR should not be relied on by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. There can be no assurance that such information is complete, and the MOR may be subject to revision. The following notes, statements, and limitations should be referred to and referenced in connection with any review of the MOR.
2.
Basis of Presentation: For financial reporting purposes, the Debtors prepare consolidated financial statements, which include information for CareMax, Inc., and its Debtor affiliates. This MOR only contains financial information of the Debtors. The Debtors are maintaining their books and records in accordance with U.S. GAAP and the information furnished in this MOR uses the Debtors’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. The financial statements presented herein reflect the book values of the Debtor entities of CareMax, Inc., and, as a result, do not reflect the going concern valuation of the Debtors. The Company is not liable for and undertakes no responsibility to indicate variations from securities laws or for any evaluations of the Company based on this financial information or any other information.
3.
Reporting Period: Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period.
4.
Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable nonbankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

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5.
Payments of Prepetition Claims Pursuant to First Day Orders: Following the Petition Date, the Court entered certain orders authorizing, but not directing, the Debtors to, among other things, pay certain (a) insurance obligations; (b) employee wages, salaries, additional compensation, contractor obligations, and employee benefit programs; (c) taxes and fees; (d) utilities; (e) service charges and other fees, costs, and expenses charged by the Debtors’ cash management banks; and (f) certain critical vendor payments.
6.
Insiders: For purposes of this MOR, the Debtors defined “insiders” pursuant to section 101(31) of the Bankruptcy Code as: (a) directors; (b) officers; (c) persons in control of the Debtors; (d) relatives of the Debtors’ directors, officers, or persons in control of the Debtors; and (e) Debtor and non-Debtor affiliates of the foregoing. Moreover, the Debtors do not take a position with respect to: (a) any insider’s influence over the control of the Debtors; (b) the management responsibilities or functions of any such insider; (c) the decision making or corporate authority of any such insider; or (d) whether the Debtors or any such insider could successfully argue that he or she is not an “insider” under applicable law, with respect to any theories of liability, or for any other purpose.
7.
Payments to Insiders: All payments made by the Debtors to “Insiders,” as such term is defined in 11 U.S.C. § 101(31), included wage compensation and benefits in the ordinary course due to those individuals. This information is available upon request.
8.
Postpetition Borrowing: Following the Petition Date, the Court approved debtor-in- possession borrowing as set forth in the Final Order (A) Authorizing the Debtors to (I) Obtain Postpetition Financing, (II) Use Cash Collateral, (III) Grant Senior Secured Liens and Provide Claims with Superpriority Administrative Expense Status, and (IV) Grant Adequate Protection to the Prepetition Secured Parties, (B) Modifying the Automatic Stay, and (C) Granting Related Relief [Docket No. 245].
9.
Estimation of Claims: The amounts of Secured, Unsecured, and Priority Claims reported in the Monthly Operating Reports are estimated based on the Debtors’ available information.
10.
Attachments and Exhibits: Bank statements and other supporting documents and exhibits are attached to the MORs as applicable for each Debtor entity. The Debtor entities that do not have bank statements or other supporting documents and exhibits attached to their MORs do not have bank accounts in their name. Any documents, exhibits, or statements attached to the MOR of CareMax, Inc. are incorporated by reference into the MOR for all Debtors.
11.
Reservation of Rights: The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate, but shall be under no obligation to do so. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases.

* * * END OF GLOBAL NOTES * * *

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UNITED STATES BANKRUPTCY COURT

Northern	DISTRICT OF	Texas

Dallas

In Re. CareMax, Inc.	§	Case No.	24-80093
§
	§	Lead Case No.	24-80093
Debtor(s)	§
☒ Jointly Administered

Monthly Operating Report	Chapter 11

Reporting Period Ended:	11/30/2024		Petition Date:	11/17/2024

Months Pending:	0		Industry Classification:	6	2	1	1
Reporting Method:		Accrual Basis	Cash Basis
Debtor's Full-Time Employees (current):			1,100
Debtor's Full-Time Employees (as of date of order for relief):			1,100

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☐	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Paul Rundell	Paul Rundell
Signature of Responsible Party	Printed Name of Responsible Party

12/29/2024	540 West Madison Street, 18th Floor, Chicago, Illinois 60661
Date	Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$0
b. Total receipts (net of transfers between accounts)	$0	$0
c. Total disbursements (net of transfers between accounts)	$0	$0
d. Cash balance end of month (a+b-c)	$0
e. Disbursements made by third party for the benefit of the estate	$0	$0
f. Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$0
b. Accounts receivable over 90 days outstanding (net of allowance)	$0
c. Inventory ( Book Market Other (attach explanation))	$0
d. Total current assets	$655,561,812
e. Total assets	$1,053,928,997
f. Postpetition payables (excluding taxes)	$12,119,818
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$12,119,818
k. Prepetition secured debt	$422,618,891
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$-9,472,666
n. Total liabilities (debt) (j+k+l+m)	$425,266,043
o. Ending equity/net worth (e-n)	$628,662,954

Part3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)
	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$0
b. Cost of goods sold (inclusive of depreciation, if applicable)	$0
c. Gross profit (a-b)	$0
d. Selling expenses	$155,241
e. General and administrative expenses	$212,750
f. Other expenses	$0
g. Depreciation and/or amortization (not included in 4b)	$0
h. Interest	$52,402
i. Taxes (local, state, and federal)	$7,778
j. Reorganization items	$0
k. Profit (loss)	$-428,171	$-428,171

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role
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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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c.	All professional fees and expenses (debtor & committees)	$0	$0	$0	$0

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$16,694	$16,694
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:
a.		Were any payments made on prepetition debt? (if yes, see Instructions)	Yes No
b.		Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes No
c.		Were any payments made to or on behalf of insiders?	Yes No
d.		Are you current on postpetition tax return filings?	Yes No
e.		Are you current on postpetition estimated tax payments?	Yes No
f.		Were all trust fund taxes remitted on a current basis?	Yes No
g.		Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes No
h.		Were all payments made to or on behalf of professionals approved by the court?	Yes No N/A
i.	Do you have:	Worker's compensation insurance?	Yes No
		If yes, are your premiums current?	Yes No N/A (if no, see Instructions)
		Casualty/property insurance?	Yes No
		If yes, are your premiums current?	Yes No N/A (if no, see Instructions)
		General liability insurance?	Yes No
		If yes, are your premiums current?	Yes No N/A (if no, see Instructions)
j.		Has a plan of reorganization been filed with the court?	Yes No
k.		Has a disclosure statement been filed with the court?	Yes No
l.		Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes No

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No
m.	If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Paul Rundell	Paul Rundell
Signature of Responsible Party	Printed Name of Responsible Party
Chief Restructuring Officer	12/29/2024
Title	Date

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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Debtor's Name	CareMax, Inc.	Case No.	24-80093

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Exhibit 1 Page 1 of 2

Exhibit 1

Statement of Cash Receipts and Disbursements

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Exhibit 1 Page 2 of 2

Exhibit - 1
In re: CareMax, Inc. et al	Case No.:	24-80093
	Reporting Period:	11/17/2024 - 11/30/2024

Statement of Cash Receipts and Disbursements

Debtor	Case Number	Cash Balance Beg. of Period	Cash Receipts	Cash Disbursements	Cash Balance EOM	Disbursements by 3rd Party	Total Disbursements
Care Alliance, L.L.C.	24-80138	$10,018	$106,063	$-	$116,081		$-
Care Optical, L.L.C.	24-80143	(32,078)	199,726	(125,583)	42,065		(125,583)
Care Optimize, L.L.C.	24-80096	7,184	9	(3,742)	3,450		(3,742)
CareMax Accountable Care Network, L.L.C.	24-80134	-	-	-	-		-
CareMax Health Partners,L.L.C.	24-80136	763	2	-	765		-
CareMax IPA, L.L.C.	24-80101	-	500	(0)	500		(0)
CareMax Medical Center of Broward, L.L.C.	24-80094	-	497	-	497		-
CareMax Medical Center of Coral Way, L.L.C.	24-80126	-	13	-	13		-
CareMax Medical Center of East Hialeah, L.L.C.	24-80130	-	-	-	-		-
CareMax Medical Center of Hialeah, L.L.C.	24-80103	-	137	-	137		-
CareMax Medical Center of Homestead, L.L.C.	24-80123	-	286	-	286		-
CareMax Medical Center of Little Havana II, L.L.C.	24-80129	-	345	-	345		-
CareMax Medical Center of Little Havana, L.L.C.	24-80097	-	258	-	258		-
CareMax Medical Center of North Miami, L.L.C.	24-80106	-	197	-	197		-
CareMax Medical Center of Pembroke Pines, L.L.C.	24-80120	-	2,794	-	2,794		-
CareMax Medical Center of Tamarac, L.L.C.	24-80108	-	0	-	0		-
CareMax Medical Center of Westchester, L.L.C.	24-80109	-	-	-	-		-
CareMax Medical Center, L.L.C.	24-80128	-	-	-	-		-
CareMax Medical Centers of Central Florida, L.L.C.	24-80114	-	192,922	(37)	192,884		(37)
CareMax Medical Group, L.L.C.	24-80102	3,279	6	-	3,286		-
CareMax National Care Network, L.L.C.	24-80135	-	-	-	-		-
CareMax of Miami L.L.C.	24-80105	-	308	-	308		-
CareMax, Inc.	24-80093	-	-	-	-		-
CareMed Pharmacy, L.L.C.	24-80107	1,291,269	2,258,199	(1,206,246)	2,343,222		(1,206,246)
Clear Scripts, L.L.C.	24-80118	210,989	828	-	211,817		-
Interamerican Medical Center Group, L.L.C.	24-80117	21,256	2,459,803	(14,630)	2,466,429		(14,630)
Jesus Montesano, MD, L.L.C.	24-80110	-	-	-	-		-
Jose Orcasita-NG, L.L.C.	24-80121	-	-	-	-		-
Managed Healthcare Partners, L.L.C.	24-80112	13,798,031	12,600,852	(5,316,519)	21,082,364		(5,316,519)
Medical Care of NY, P.C.	24-80142	26,664	59	(8,298)	18,425		(8,298)
Medical Care of Tennessee, P.L.L.C.	24-80141	211,456	9,227	-	220,683		-
Medical Care of Texas, P.L.L.C.	24-80140	602	-	-	602		-
Physician Service Organization L.L.C.	24-80100	-	-	-	-		-
RX Marine Inc.	24-80145	59,485	397,989	(24,598)	432,876		(24,598)
Sparta Texas ACO, Inc.	24-80092	386,130	5,054	-	391,183		-
Sunset Cardiology, L.L.C.	24-80099	1	29,022	-	29,023		-
Total Cash Receipts and Cash Disbursements		$15,995,050	$18,265,095	$(6,699,653)	$27,560,491	$-	$(6,699,653)

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Exhibit 2 Page 1 of 2

Exhibit 2

Balance Sheet by Reporting Entity

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Exhibit 2 Page 2 of 2

Exhibit - 2
In re: CareMax, Inc. et al	Case No.:	24-80093
	Reporting Period:	11/17/24 - 11/30/24

Balance Sheet by Reporting Entity

Case Number	24-80138	24-80137	24-80143	24-80107	24-80093	24-80112	24-80118	24-80142	24-80141	24-80140	24-80136	24-80134	24-80135
	Care Alliance, L.L.C.	CareMax Holdings, L.L.C.	Care Optical, L.L.C.	CareMed Pharmacy, L.L.C.	CareMax, Inc.	Managed Healthcare Partners, L.L.C.	Clear Scripts, L.L.C.	Medical Care of NY, P.C.	Medical Care of Tennessee, P.L.L.C.	Medical Care of Texas, P.L.L.C.	CareMax Health Partners, L.L.C.	CareMax Accountable Care Network, L.L.C.	CareMax National Care Network, L.L.C.

Cash and Cash Equivalents	116,081	27,450	42,065	2,343,222	-	16,811,876	644,693	18,425	220,683	602	7,370,464	-	-
Accounts Receivable, Net	-	(180)	-	1,107,003	-	31,355,734	260,683	-	-	0	1,421,500	3,480,331	36,193,632
Inventory	-	-	-	396,001	-	15,733	380,884	-	-	-	-	-	-
Prepaid Expenses	2,105	-	-	16,813	7,271,278	8,957,093	-	56,473	2,779	-	253,638	-	210,001
Intercompany Receivable	-	-	-	999,551	648,290,535	76,489,110	-	-	-	-	1,739,386	-	-
Total Current Assets	118,187	27,270	42,065	4,862,591	655,561,812	133,629,545	1,286,260	74,898	223,462	602	10,784,987	3,480,331	36,403,633

Fixed Assets, Net	33,248	4,627	6,189	873,834	-	15,556,842	4,180	-	-	-	-	-	-
Intangible Assets, Net	-	292,367	-	384,596	-	47,786,960	-	18,659	-	7,639	3,397,744	-	-
Investments	-	5,124,109	-	-	398,367,185	328,453,339	2,000,000	-	-	-	-	-	-
Deposits and Prepayments	-	11,086	9,482	17,048	-	12,542,784	-	-	-	-	-	-	-
Other Assets	3,720	420,000	-	644,630	-	41,652,763	-	-	-	-	-	-	-
Total Assets	155,154	5,879,460	57,737	6,782,699	1,053,928,997	579,622,233	3,290,440	93,557	223,462	8,242	14,182,731	3,480,331	36,403,633

Postpetition Accounts Payable	-	126,475	-	1,190,376	-	1,012,856	-	-	-	-	24,712	-	-
Prepetition Accounts Payable	-	213,683	-	528,066	-	11,658,144	-	-	-	-	35,029	-	-
Accrued Liabilities	16,997	-	21,390	839,863	34,167	12,044,491	3,231	20,547	3,484	3,208	-	-	-
Deferred Revenue	-	-	-	-	-	38,974,844	-	148,541	32,914	-	9,681,680	(1,410,201)	(37,681,449)
Intercompany Payable	832,635	7,178,832	-	2,536,020	-	701,431,206	2,302,048	6,235,574	2,276,279	1,050,357	3,126,691	-	280,876
Other Current Liabilities	3,867	(4,223)	-	134,160	49,365	77,157,134	-	-	-	-	(273,415)	532,440	5,137,676
Total Current Liabilities	853,499	7,514,767	21,390	5,228,484	83,532	842,278,676	2,305,279	6,404,663	2,312,678	1,053,566	12,594,697	(877,761)	(32,262,897)

Loans	-	-	-	730,637	-	1,436,671	-	2,149,078	825,503	541,000	-	-	-
Post-Petition DIP Financing	-	-	-	-	12,119,818	-	-	-	-	-	-	-	-
Prepetition Secured Debt	-	-	-	-	422,618,891	5,500	-	-	-	-	-	-	-
Other Liabilities	-	-	-	551,420	(9,556,197)	129,016,499	105,495	-	-	-	(5,578,470)	501,486	(3,962,235)
Total Liabilities	853,499	7,514,767	21,390	6,510,542	425,266,043	972,737,346	2,410,774	8,553,741	3,138,181	1,594,566	7,016,226	(376,274)	(36,225,132)

Partners Equity	-	5,124,109	-	1,850,000	-	726,784,524	150,000	-	-	-	-	-	-
Common Stock	-	-	-	-	11,087	-	-	-	-	-	-	-	-
Additional Paid In Capital	-	-	-	-	790,273,615	-	-	-	-	-	-	-	-
Retained Earnings	(701,299)	(4,421,613)	53,626	(280,134)	(85,310,368)	(694,494,072)	666,595	(5,528,873)	(1,901,363)	(1,308,987)	4,699,841	4,643,713	62,995,698
Net Income (Loss)	2,954	(2,190,337)	(17,279)	(1,297,708)	(76,311,379)	(425,405,565)	63,071	(2,931,310)	(1,013,355)	(277,337)	2,466,663	(787,107)	9,633,067
Total Stockholders Equity	(698,345)	(1,487,840)	36,347	272,157	628,662,954	(393,115,113)	879,666	(8,460,183)	(2,914,718)	(1,586,324)	7,166,505	3,856,605	72,628,765

Total Liabilities and S/E	155,154	6,026,926	57,737	6,782,699	1,053,928,997	579,622,233	3,290,440	93,557	223,462	8,242	14,182,731	3,480,331	36,403,633

Case 24-80093-mvl11 Doc 332-3 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 3 Page 1 of 2

Exhibit 3

Income Statement by Reporting Entity

Case 24-80093-mvl11 Doc 332-3 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 3 Page 2 of 2

Exhibit - 3
In re: CareMax, Inc. et al	Case No.:	24-80093
	Reporting Period:	11/17/24 - 11/30/24

Income Statement by Reporting Entity

Case Number	24-80138	24-80137	24-80143	24-80107	24-80093	24-80112	24-80118	24-80142	24-80141	24-80140	24-80136	24-80134	24-80135
	Care Alliance, L.L.C.	CareMax Holdings, L.L.C.	Care Optical, L.L.C.	CareMed Pharmacy, L.L.C.	CareMax, Inc.	Managed Healthcare Partners, L.L.C.	Clear Scripts, L.L.C.	Medical Care of NY, P.C.	Medical Care of Tennessee, P.L.L.C.	Medical Care of Texas, P.L.L.C.	CareMax Health Partners, L.L.C.	CareMax Accountable Care Network, L.L.C.	CareMax National Care Network, L.L.C.
Revenue
Service Fund Revenue	-	-	-	-	-	23,447,719	-	-	-	-	(48,713)	60,577	1,622,524
Other Revenue	-	-	-	1,197,906	-	1,221,456	223,385	809	4,560	-	8,053	-	-
Care Optimize Revenue	-	-	-	-	-	-	-	-	-	-	-	-	-
Care Alliance Revenue	-	-	111,273	-	-	-	-	-	-	-	-	-	-
Total Income	-	-	111,273	1,197,906	-	24,669,176	223,385	809	4,560	-	(40,661)	60,577	1,622,524

Cost of Sales
Medical Expense	-	-	-	-	-	19,598,284	-	-	-	-	-	-	-
Other COGS (Ex. Reorg Expenses)	1,167	-	-	2,056,854	-	(689,109)	384,368	22,336	-	-	46,305	6,058	162,252
Care Optimize COGS	-	6,718	-	-	-	-	-	-	-	-	-	-	-
Alliance COGS	10,674	-	-	-	-	-	-	-	-	-	-	-	-
IPA Expense	-	-	-	-	-	17,449	-	-	-	-	-	-	-
Total Cost of Sales (Ex. Reorg Expenses)	11,840	6,718	-	2,056,854	-	18,926,624	384,368	22,336	-	-	46,305	6,058	162,252

Reorganization Expenses	-	-	-	-	-	1,399,325	-	-	-	-	-	-	-
Total Cost of Sales	11,840	6,718	-	2,056,854	-	20,325,949	384,368	22,336	-	-	46,305	6,058	162,252

Total Gross Profit	(11,840)	(6,718)	111,273	(858,947)	-	4,343,227	(160,983)	(21,528)	4,560	-	(86,965)	54,519	1,460,271

Expenses
Payroll	24,159	122,438	44,822	81,545	155,241	3,151,745	8,970	1,034	62	-	2,944	-	-
General and Administrative	4,630	27,298	112	13,100	212,750	2,733,508	2,205	569	1,540	202	8,621	-	-
Depreciation and Amortization	334	2,330	83	13,544	-	509,150	49	-	-	-	-	-	-
Total Expenses	29,124	152,065	45,017	108,189	367,991	6,394,402	11,224	1,603	1,602	202	11,564	-	-

Other Income (Expense)	18	39	-	1,930	-	25,247	562	-	-	-	-	-	-
Interest	-	(814)	-	-	52,402	107,656	-	-	-	-	-	-	-
Taxes	-	1,836	-	-	7,778	-	-	-	-	-	-	-	-
Total Net Income	(40,946)	(159,767)	66,256	(965,207)	(428,171)	(2,133,585)	(171,646)	(23,130)	2,958	(202)	(98,530)	54,519	1,460,271

Case 24-80093-mvl11 Doc 332-4 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 4 Page 1 of 4

Exhibit 4

Post-Petition Liabilities Aging

Case 24-80093-mvl11 Doc 332-4 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 4 Page 2 of 4

In re: CareMax, Inc. et al			Case No.:	Exhibit - 4 24-80093
			Reporting Period:	11/17/24 - 11/30/24

Case Number	24-80137	24-80107	24-80112	24-80136
	CareMax Holdings, L.L.C.	CareMed Pharmacy, L.L.C.	Managed Healthcare Partners, L.L.C.	CareMax Health Partners, L.L.C.
ADP Screening & Selection Services	-	-	381	-
ADT Security Services	-	-	297	-
Aflac Group Insurance	-	-	859	-
AG Home Therapy Inc	-	-	1,705	-
AG Music Entertaiment & Production Inc	-	-	5,841	-
MD PA	-	-	433	-
MD	-	-	2,058	-
, DPM PA	-	-	600	-
All Covered	-	-	9,238	-
All Oxygen Refills Inc	-	-	600	-
Ambulatory Diagnostic Center, Inc	-	-	7,991	-
American AC & Refrigeration	-	-	1,820	-
American Business Forms, Inc	-	-	414	-
Angeles Food Corp	-	-	23,816	-
Art Production Studio , LLC	-	-	135	-
AT & T	-	-	6,825	-
Atlas Pest Solutions Corp.	-	-	499	-
Award Hero	-	-	2,128	-
Best Office Group	-	-	939	-
Bilgar Consulting LLC	-	-	863	-
Bonini Group 3 LLC	-	-	1,959	-
Brevard Family Walk-In Clinic LLC	-	-	-	1,589
Brinks Home Security, Inc	-	-	148	-
Broward A&C Medical Supply	-	-	74	-
Cakes by Shirley	-	-	140	-
Call center services & BPO Colombia	125,818	-	-	-
Canon Financial Services Inc	-	-	213	-
Cardinal Health, Inc	-	530,377	-	-
	-	-	3,654	-
Casa de Corazon	-	-	1,530	-
Celer Health LLC	-	12,639	-	-
Cintas Corporation No. 2	-	-	419	-
City of Deerfield Beach	-	-	34	-
City of Homestead - Utility	-	-	755	-
City of Oakland Park - Utility Lockbox	-	-	90	-
City of Pembroke Pines-Class	-	-	170	-
CLIA Laboratory Program	-	-	248	-
Collected Strategies LLC	-	-	41,350	-
Comcast	-	130	5,435	-
Copier Rescue Inc	-	-	592	-
CPA By Choice Inc	-	-	2,871	-
CVS Security Group, LLC	-	-	2,091	-
CyraCom, LLC	-	-	33	-
D/B/A Miami Wellness	-	-	8,000	-
Datalink Service Fund Solutions, LLC	-	-	1,306	-
	-	1,830	-	-
De Lage Landen Financial Services, Inc	-	-	4,234	-
DeliverHealth Solutions LLC	-	-	59	-
DeliverStat, LLC	-	49,382	-	-
Digestive and Liver Center of Florida	-	-	1,500	-
DoctorFare, INC	-	-	3,788	-
Donnelley Financial, LLC	-	-	322	-
Elite Auto Collision Miami Corp	-	-	96	-
, DPM	-	-	5,850	-
Emilio's BBQ Catering Services Corp	-	-	32,687	-
DO PL	-	-	10,800	-
EPC Consultants LLC	-	986	-	-
EverBank Commercial Finance	-	-	2,081	-
FedEx	-	-	188	-
First Physician, PLLC	-	-	-	4,534
Florida Fire Alarm, Inc	-	-	(4,862)	-
Florida Medical Management Partners, Inc	-	-	4,500	-
Foot And Ankle Network, Inc.	-	-	12,500	-
FPL	-	-	2,150	-
	-	-	150	-
	-	-	8,000	-

Case 24-80093-mvl11 Doc 332-4 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 4 Page 3 of 4

In re: CareMax, Inc. et al			Case No.:	Exhibit - 4 24-80093
			Reporting Period:	11/17/24 - 11/30/24

Case Number	24-80137	24-80107	24-80112	24-80136
	CareMax Holdings, L.L.C.	CareMed Pharmacy, L.L.C.	Managed Healthcare Partners, L.L.C.	CareMax Health Partners, L.L.C.
Frontier	-	-	124	-
Galileo Optical Laboratory	-	-	6,734	-
MD PA	-	-	6,000	-
GFL Enviromental	-	-	20	-
Gold Coast Maintenance, Inc	-	-	5,217	-
Goodwin Procter LLP	-	-	3,410	-
	-	-	7,500	-
Harmony Sound Music Services LLC	-	-	2,700	-
Health Catalyst, Inc.	-	-	18,667	-
Health Promotions LLC	-	-	1,200	-
Higher Focus Media , LLC	-	-	13,863	-
Image First Healthcare Laundry Specialist	-	-	1,690	-
Indian River Primary Care	-	-	-	8,444
Internal Medicine of Brevard, PLLC	-	-	-	191
Inventurus Knowledge Solution Inc	-	-	8,800	-
Iron Mountain	-	-	301	-
	-	-	150	-
	-	1,440	-	-
Jai Ho LLC	-	-	-	153
JC Auto Services II, INC.	-	-	329	-
Kold Steel Inc d/ba Sound Imaging Services	-	-	4,755	-
KRM Radiology PA	-	-	272	-
Lab - Tech Florida	-	-	1,053	-
Lacus Neuro, PLLC	-	-	7,140	-
Leading Fitness LLC	-	-	415	-
LEAF	-	-	741	-
Level 3 Communications LLC	-	-	249	-
Loza Pest Solutions	-	-	200	-
	-	-	1,346	-
LYFT, Inc	-	-	4,782	-
M & J Full Services LLC	-	-	13,784	-
MD PA	-	-	9,750	-
	-	-	1,288	-
	-	-	1,846	-
Martech Investment Corporation	-	-	-	782
	-	-	770	-
MB Mobile Repair	-	-	9,403	-
McKesson Corporation	-	592,855	4,931	-
McKesson Medical Surgical	-	-	7,054	-
Medical Electronics Inc	-	-	723	-
Medical Health Services of South Florida	-	-	2,167	-
Medical Waste Management	-	45	614	-
MedPro Waste Disposal, LLC	-	-	55	-
MetLife	-	-	1,706	-
Metropolitan Telecommunications- Mettel	-	-	273	-
Miami Dade Water & Sewer Dept	-	-	148	-
	-	-	2,172	-
	-	-	250	-
MD PA	-	-	-	973
Nationwide	-	-	405	-
Navitas Credit Corp	-	-	2,495	-
nexAir,LLC	-	-	1,419	-
	-	-	1,308	-
	-	-	1,424	-
Nova Healthcare Management	-	-	5,958	-
Olymbec USA LLC	-	-	270	-
Oracle Elevator Holdco Inc	-	-	81	-
Orlando Utilities Commission	-	-	70	-
Outpatient Psy Care, Inc	-	-	8,500	-
Permian Premier Health Services, INC	-	-	9,204	-
Psych Me Health Services INC	-	-	5,100	-
Pulmonary Physician of South Florida, LLC	-	-	11,400	-
Quality Health Care, Inc. of Florida	-	-	-	1,160
Quality Managed Health Care Inc	-	-	7,425	-

Case 24-80093-mvl11 Doc 332-4 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 4 Page 4 of 4

In re: CareMax, Inc. et al			Case No.:	Exhibit - 4 24-80093
			Reporting Period:	11/17/24 - 11/30/24

Case Number	24-80137	24-80107	24-80112	24-80136
	CareMax Holdings, L.L.C.	CareMed Pharmacy, L.L.C.	Managed Healthcare Partners, L.L.C.	CareMax Health Partners, L.L.C.
Quench USA, Inc	-	-	113	-
Radiation Detection Company, Inc	-	-	495	-
Radphysics Consultants Inc	-	-	200	-
	-	-	-	629
Ramswel, Inc	-	-	8,702	-
Republic Service #696	-	-	384	-
M.D. LLC	-	-	-	297
M.D.	-	-	-	986
Right Medical Care	-	-	-	438
RingCentral Inc	-	-	58,736	-
Roberto & Silvio Lawn Services Inc	-	-	468	-
Roberts Oxygen Company Inc	-	-	92	-
	-	-	2,119	-
Ropes & Gray LLP	-	-	104,656	-
	-	-	130	-
, M.D.	-	-	870	-
Santa Fe Body Shop	-	-	1,616	-
Savannah Consulting Inc.	-	-	1,300	-
Sculptur Fit LLC	-	-	107	-
Sharp Business Systems	-	-	779	-
Shredco	-	-	607	-
Simplified Imaging Solutions, LLC	-	-	4,259	-
SLU INC	-	-	1,177	-
Sol de Borinquen Bakery	-	-	13,511	-
South Florida Pulmonary & Critical Care Associates,	-	-	4,000	-
Southeast Diagnostic Reading Services, Inc.	-	-	3,075	-
Space Coast Internal Medicine & Geriatrics LLC	-	-	-	616
Spectrum Business	-	-	1,581	-
Staples Contract & Commercial LLC	-	-	10,873	-
Stericycle, Inc.	-	-	851	-
Sterling Technology Limited	-	-	2,998	-
Stretto Inc	-	-	298,163	-
, DO	-	-	-	935
Tampa Electric Company	-	-	780	-
Telecare Call-Center LLC	-	-	176	-
Telefonica Global Solutions USA, Inc	-	-	1,534	-
The Nursing Station	-	-	825	-
The Sourcing Group, LLC	-	-	357	-
	-	-	936	-
Thrive Operations LLC	-	-	375	-
T-Mobile	-	-	2,965	-
T-Mobile.	-	-	85	-
Toho Water Authority	-	-	24	-
Tribe Healthcare Services LLC	-	-	3,770	-
Trilogy Medwaste Southeast LLC	-	-	587	-
Truly Nolen of America, Inc	-	-	197	-
VaVa Investments Corp	-	-	17,156	-
VECAMF Enterprise	-	-	265	-
Vital Records Holdings LLC	-	-	97	-
Voyce Inc	-	-	126	-
Vs Primo Health Care	-	-	-	1,356
Waste Pro	-	-	163	-
Wells Fargo Bank, NA	-	-	1,724	-
Wells Fargo Financial Leasing	-	-	1,901	-
Wex Bank	-	-	21,427	-
Wex Health, Inc	-	-	202	-
WM Corporate Services, Inc	-	-	2,838	-
Worldpay LLC	-	691	-	-
YD Health Fitness, Corp	-	-	240	-
	657	-	-	-
ACO Reach Capitation	-	-	-	1,628
	126,475	1,190,376	1,012,856	24,712

Case 24-80093-mvl11 Doc 332-5 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 5 Page 1 of 3

Exhibit 5

Bank Statements

Case 24-80093-mvl11 Doc 332-5 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 5 Page 2 of 3

November 01, 2024 through November 29, 2024
JPMorgan Chase Bank, N.A. P O Box 182051 Columbus, OH 43218 - 2051	Account Number: 3735
Customer Service Information
If you have any questions about your statement, please contact your Customer Service Professional.

00048518 WBS 802 211 33524 NNNNNNNNNNN 1 000000000 C1 0000

CAREMAX, INC.

OPERATING ACCOUNT

599 LOGANBERRY DR

SAN RAFAEL CA 94903-1245

Commercial Checking With Interest
Summary
		Number	Market Value/Amount	Shares
Opening Ledger Balance			$0.00
Deposits and Credits		0	$0.00
Withdrawals and Debits		0	$0.00
Checks Paid		0	$0.00
Ending Ledger Balance			$0.00
Rate(s):	11/01 to 11/07 at 2.50% 11/08 to 11/30 at 2.35%

Your service charges, fees and earnings credit have been calculated through account analysis.

* Annual Percentage Yield Earned - the percentage rate earned if balances remain on deposit for a full year with compounding, no change in the interest rate and all interest rate and all interest is left in the account.

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank's deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

Case 24-80093-mvl11 Doc 332-5 Filed 12/29/24 Entered 12/29/24 19:34:35 Desc

Exhibit 5 Page 3 of 3

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